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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70754




SUPPLEMENT DATED AUGUST 8, 2002:

   o   EQUITABLE LIFE VARIABLE ANNUITY PROSPECTUSES
   o   EQUITABLE LIFE VARIABLE LIFE PROSPECTUSES
   o   AXA PREMIER VIP TRUST PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

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This Supplement updates the current Prospectuses for variable life insurance and variable annuity products issued by The Equitable Life Assurance Society of the United States ("Equitable") and the Prospectus and Statement of Additional Information ("SAI") of AXA Premier VIP Trust ("Trust"). You should read this Supplement in conjunction with the Prospectuses and retain it for future reference.

The purpose of this Supplement is to provide you with information about a new investment sub-adviser ("Adviser") for the AXA Premier VIP Small/Mid Cap Growth Portfolio ("SMID Growth Portfolio") and the AXA Premier VIP Small/Mid Cap Value Portfolio ("SMID Value Portfolio"), respectively.

         NEW ADVISER FOR AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

Effective August 15, 2002, Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, replaced MFS Investment Management as an Adviser to an allocated portion of the SMID Growth Portfolio with Provident Investment Counsel, Inc. ("Provident"). The other current Advisers of the SMID Growth Portfolio, Alliance Capital Management L.P. and RS Investment Management, L.P., each of which has served as an Adviser to an allocated portion of the SMID Growth Portfolio since its inception, will continue to manage such portion of the SMID Growth Portfolio. Equitable, in its capacity as the Investment Manager of the Trust, will continue to allocate the assets of the SMID Growth Portfolio between the Advisers.

As one of the Advisers to the SMID Growth Portfolio, Provident anticipates that the allocated portion of the SMID Growth Portfolio advised by Provident ("Provident Allocated Portion") generally will be invested in a diversified portfolio of equity securities of U.S. small- and mid-capitalization companies with a market capitalization between $100 million and $7 billion at the time of investment. In seeking to provide long-term growth of capital, Provident emphasizes the use of intensive company research and a bottom-up security selection process. Provident seeks companies that have displayed exceptional sales growth, profitability, market share, return on equity and reinvestment rates. Provident finds that companies with significant management goals, plans and controls and leading proprietary positions in given market niches are particularly attractive. Provident also assesses the valuation of each company relative to its industry, earnings growth and the market in general. Provident may sell a company stock for a variety of reasons, such as because it becomes overvalued or the company's fundamentals deteriorate. The principal risks of investing in the SMID Growth Portfolio are listed in the Trust Prospectus under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust Prospectus.

The day-to-day investments for the Provident Allocated Portion will be made by a team of investment professionals led by Evelyn Lapham and John Yoon. Ms. Lapham and Mr. Yoon are Senior Vice Presidents and portfolio managers with research responsibilities and have been with Provident since December 1997 and July 1995, respectively.

Provident, a Massachusetts corporation, is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC. The principal offices of Provident are located at 300 North Lake Avenue, Pasadena, California 91101-4106. Provident manages portfolios for corporate, government, mutual fund and individual clients, primarily specializing in the management of U.S. equities and cash. As of June 30, 2002, Provident managed approximately $6.3 billion in assets under management, of which approximately $490 million are in the mid-cap growth discipline.


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          NEW ADVISER FOR AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

Effective August 15, 2002, Equitable, as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, replaced The Boston Company Asset Management, LLC as an Adviser to an allocated portion of the SMID Value Portfolio with Wellington Management Company, LLP ("Wellington Management"). The other current Advisers of the SMID Value Portfolio, AXA Rosenberg Investment Management LLC and TCW Investment Management Company, each of which has served as an Adviser to an allocated portion of the SMID Value Portfolio since its inception, will continue to manage such portion of the SMID Value Portfolio. Equitable, in its capacity as the Investment Manager of the Trust, will continue to allocate the assets of the SMID Value Portfolio between the Advisers.

As one of the Advisers to the SMID Value Portfolio, Wellington Management anticipates that the allocated portion of the SMID Value Portfolio advised by Wellington Management ("Wellington Management Allocated Portion") generally will be invested in a diversified portfolio of equity securities of U.S. small- and mid-capitalization companies with a market capitalization between $100 million and $7 billion at the time of investment. In seeking to provide long-term growth of capital, Wellington Management employs a value-oriented investment style that emphasizes companies deemed to be currently undervalued according to certain financial measurements, such as price-to-earnings (P/E) and P/E to growth ratios and that provide high total return potential. Wellington Management's bottom-up, research driven investment process focuses on finding individual companies whose fundamental value is perceived to be misunderstood, including those companies that Wellington Management believes to have attractive prospects but that are currently out of favor. Wellington Management may sell a company's stock for a variety of reasons, such as full valuations or deteriorating company fundamentals. The principal risks of investing in the SMID Value Portfolio are listed in the Trust Prospectus under the heading "Principal Investment Risks." These risks are discussed in more detail under the heading "More About Investment Strategies & Risks" in the Trust Prospectus.

The day-to-day investments for the Wellington Management Allocated Portion will be made by a team led by James N. Mordy, a Senior Vice President at Wellington Management. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

Wellington Management is a Massachusetts limited liability partnership, which is owned entirely by its 74 partners, all of whom are full-time professional members of the firm. The principal offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109. Wellington Management provides investment management and advisory services to mutual fund sponsors, corporations, public and Taft-Hartley retirement plans, government entities, eleemosynary institutions and insurance companies. As of June 30, 2002, Wellington Management had approximately $312 billion in assets under management, of which approximately $1.3 billion are in the mid-cap value discipline.